Employment costs and provisions	12 Months Ended
Dec. 31, 2022
Disclosure Of Employee Cost And Provisions Explanatory [Abstract]
Employment costs and provisions
26     Employment costs and provisions

	Note	2022 US$m	2021 US$m	2020 US$m
Total employment costs
– Wages and salaries		5,115	4,699	4,141
– Social security costs		425	386	330
– Net post-retirement charge	28	559	554	469
– Share-based payment charge	27	122	126	138
		6,221	5,765	5,078
Less: charged within movement in provisions (see below)		(219)	(252)	(308)
Total employment costs	7	6,002	5,513	4,770

	Pensions and post-retirement healthcare(a) US$m	Other employee entitlements(b) US$m	Total 2022 US$m	Total 2021 US$m
At 1 January	2,098	394	2,492	3,474
Adjustment on currency translation	(73)	(26)	(99)	(34)
Charged/(credited) to profit:
– increases to existing and new provisions	142	89	231	273
– unused amounts reversed	—	(12)	(12)	(21)
Utilised in year	(172)	(82)	(254)	(231)
Re-measurement gains recognised in other comprehensive income	(701)	—	(701)	(687)
Transfers and other movements	—	1	1	(282)
At 31 December	1,294	364	1,658	2,492
Balance sheet analysis:
Current	62	291	353	383
Non-current	1,232	73	1,305	2,109
Total	1,294	364	1,658	2,492
(a)The main assumptions used to determine the provision for pensions and post-retirement healthcare, and other information, including the expected level of future funding payments in respect of those arrangements, are given in note 28.
(b)The provision for other employee entitlements includes a provision for long service leave of US$271 million (2021: US$272 million), based on the relevant entitlements in certain Group operations, and includes US$32 million (2021: US$60 million) of provision for redundancy and severance payments.